UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 _________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 14, 2008 (May 8, 2008)

NATCO Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15603	22-2906892
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

11210 Equity Drive
Houston, Texas		77041
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 849-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

ITEM 3.03. Material Modification to Rights of Security Holders.

NATCO Group, Inc. (the “Company”) and ChaseMellon Shareholder Services, LLC, as rights agent, entered into a Rights Agreement, dated as of May 15, 1998 (the “Original Rights Agreement”), pursuant to which preferred stock purchase rights (the “Rights”) were issued to holders of common stock of the Company. The purpose of the Original Rights Agreement was to provide protection for the Company and its stockholders against certain types of takeover activities. The Rights under the Original Rights Agreement were scheduled to expire at the close of business on May 15, 2008.

On May 14, 2008, the Company and Mellon Investor Services LLC (as rights agent and successor to Chase Mellon Shareholder Services, LLC) entered into an Amended and Restated Rights Agreement to continue the protection afforded by the Original Rights Agreement through May 15, 2018, and to make certain other amendments thereto.

In addition to extending the expiration date, the Amended and Restated Rights Agreement revises, among other things, the definition of Acquiring Person to allow a person who inadvertently becomes an Acquiring Person to promptly divest sufficient securities (including, if applicable, derivative securities) so that such person will no longer be deemed an Acquiring Person, and revises the definition of Beneficial Owner so that a person shall also be deemed to own beneficially any securities that are the subject of certain derivative transactions.

A summary description of the Amended and Restated Rights Agreement and the Rights is set forth in the Company’s registration statement on Form 8-A/A (Amendment No. 2) filed with Securities and Exchange Commission on May 14, 2008, and is incorporated herein by reference. Such summary description is not complete and is qualified in its entirety by reference to the Amended and Restated Rights Agreement, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 8, 2008, the Company’s board of directors approved amendments to Article II, Section 13 of the Company’s Amended and Restated Bylaws. The amendments clarify the notice procedures to be complied with by stockholders when nominating any candidate for election to the board of directors or when proposing any other stockholder business. This summary description of the amendments is qualified in its entirety by reference to the Amended and Restated Bylaws, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

ITEM 9.01.		FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

3.1		Amended and Restated Bylaws.

4.1		Amended and Restated Rights Agreement dated May 14, 2008 between the
Company and Mellon Investor Services LLC (including Form of Right
Certificate, attached as Exhibit A thereto) (incorporated by reference to the
Company’s Form 8-A/A (Amendment No. 2) filed with the Securities and
Exchange Commission on May 14, 2008).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2008

NATCO Group Inc.

By: /s/ Patrick M. McCarthy . Patrick M. McCarthy President and Chief Operating Officer

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws.

4.1	Amended and Restated Rights Agreement dated May 14, 2008 between the
Company and Mellon Investor Services LLC (including Form of Right
Certificate, attached as Exhibit A thereto) (incorporated by reference to the
Company’s Form 8-A/A (Amendment No. 2) filed with the Securities and
Exchange Commission on May 14, 2008).